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                                                                   EXHIBIT 10.99


                          STOCK REPURCHASE AGREEMENT
                          --------------------------

                THIS STOCK REPURCHASE AGREEMENT is made and entered into as the 10 day of July, 2000, by and among TARRANT APPAREL GROUP, a California corporation (the "Company"), GABRIEL MANUFACTURING COMPANY, a Mississippi corporation ("GMC"), and ROCKY APPAREL, INC., a New York corporation ("RAI"), with respect to the following facts:

A. Pursuant to that certain Partnership Interest Purchase Agreement dated as of July 2, 1998 (the "Purchase Agreement"), by and among the Company, Rocky Apparel, LLC, a Delaware limited liability company (formerly, "Rocky Acquisition, LLC") (the "Subsidiary"), Limited Direct Associates, LP, a Delaware limited partnership ("Limited"), GMC and RAI, the Subsidiary, a wholly owned subsidiary of the Company, purchased all the outstanding partnership interests in Rocky Apparel LP, a Delaware limited partnership, ("Rocky"), from Limited, GMC and RAI.

B. In partial consideration for the purchase of such partnership interests, the Company issued to GMC and RAI an aggregate of 80,890 shares of the Common Stock of the Company (the "Shares").

C. GMC and RAI have agreed, jointly and severally, to defend, indemnify and hold harmless the Company, the Subsidiary and certain associated persons from and against certain liabilities, all as more fully set forth in the Purchase Agreement.

D. Pursuant to that certain Escrow Agreement dated of July 2, 1998 (the "Escrow Agreement"), by and among the Company, GMC and RAI, GMC and RAI have granted to each such indemnified person a security interest in the Shares and all distributions thereon as security for the performance of their obligations under the Purchase Agreement.

E. GMC and RAI desire to obtain from the Company the right to cause the Company to repurchase the Shares on demand at $18.54 per Share and; in consideration therefor, the Company desires to obtain from GMC and RAI a release from any liability arising in connection with the transactions contemplated by the Purchase Agreement.

            ACCORDINGLY, subject to the terms and conditions set forth below, and on the basis of the premises, covenants and undertakings contained herein, the parties hereto agree as follows:

1.    STOCK REPURCHASE RIGHT

      1.1  Grant of Put. The Company hereby grants to GMC and RAI (each an
           ------------
"Optionholder") the right (the "Put Option") to require the Company to purchase all or any part of the Shares at the rate of $18.54 per Share.

      1.2  Manner of Exercise. Each exercise of the Put Option shall be made by
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means of the delivery to the Company of a written notice (the "Notice") in the form attached hereto as Exhibit A, duly completed and executed by the
                        ---------
Optionholder, specifying the number of shares to be purchased.

      1.3  Payment of Purchase Price. Each purchase of Shares pursuant to
           -------------------------
Section 1.1 shall be consummated on the tenth business day (the "Closing Date") following delivery of the Notice to the Company. On the Closing Date, the Company shall deliver to the Optionholder the purchase price for the Shares to be purchased, payable by the Company's check, and the Optionholder shall deliver to the Company certificates evidencing such Shares properly endorsed for transfer.

      1.4  Escrow Shares. Notwithstanding anything to the contrary contained
           -------------
herein, the Company shall have no obligation to purchase, and the Optionholders shall not seek to cause the Company to purchase, or otherwise to sell, transfer or convey any interest in, any Shares which are held subject to, or have not been distributed to the Optionholder from, the Escrow Fund (as defined in the Escrow Agreement).

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2.  GENERAL RELEASE

      2.1  Release. Except as expressly set forth in this Agreement and the
           -------
Escrow Agreement, GMC expressly set forth in this Agreement and the Escrow Agreement, and RAI each hereby fully, forever and unconditionally releases, exonerates, waives, relinquishes, discharges, acquits, relieves and covenants not to sue or charge the Company and its agents, employees, representatives, attorneys, stockholders, officers, directors, successors and assigns (collectively, "all related persons"), and all affiliated, parent and subsidiary corporations, and all related persons connected therewith, from any and all rights, claims, obligations, liabilities, promises, acts, agreements, costs, expenses (including, but not limited to, attorneys' fees and costs), damages, disputes, controversies, actions and causes of action, of whatever kind or nature, in law or equity, whether known or unknown, suspected or unsuspected, potential or actual, based on, arising out of or in any way connected with or related to the Purchase Agreement or the transactions contemplated thereby.

      2.2  Absence of Representations. Except as expressly set forth in this
           --------------------------
Agreement, GMC and RAI each hereby acknowledges that no statement, representation, promise or inducement has been made by the Company or any related person in connection with this Agreement, and GMC and RAI each specifically acknowledges that it has not relied upon any statement, representation, promise or inducement of the Company or any related person in executing this Agreement. This Agreement supersedes all prior negotiations and understandings of any kind with respect to the subject matter hereof and contains all of the agreements of the parties hereto. There are no oral understandings not incorporated herein. This Agreement shall not be amended, modified, supplemented or abrogated other than by a written instrument duly executed by all parties hereto.


      2.3  Waivers. GMC and RAI each understands and agrees that this Section 2
           -------
extends to all claims of whatever nature and kind, known and unknown, suspected or unsuspected, and they each expressly waive any and all rights under (S) 1542 of the Civil Code of the State of California, which provides as follows:

           A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

GMC and RAI each expressly waives and releases any right or benefit which it has or may have under (S)1542 of the Civil Code of the State of California, as well as under the provisions of all comparable or similar statutes, provisions of common law or other decisional law of any and all states of the United States, to the full extent that it waives all such rights and benefits pertaining to the matters released herein. In connection with such waiver and relinquishment, each party hereto acknowledges that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intention of GMC and RAI each through this Agreement, fully, finally and forever to settle and release all such matters, and all claims relative thereto, which do now exist, may exist or heretofore have existed among them in connection with the Purchase Agreement and the transactions contemplated thereby. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery or existence of any such additional different claims or facts relative thereto, and each party hereto hereby expressly assumes the risk of any injury, loss or damage which may arise from this waiver.

3.  MISCELLANEOUS

      3.1 Notices. Any notice or other communication required or permitted
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hereunder shall be in writing and shall be deemed to have been given (i) if personally delivered, when so delivered, (ii) if mailed, one (1) week after being placed in the United States mail, registered or certified, postage prepaid, addressed to the party to whom it is directed at the address set forth on the signature page hereof, or (iii) if given by telecopier, when such notice or communication is transmitted to the telecopier number set forth on the signature page hereof and written confirmation of receipt is received. Each of the parties shall be entitled to specify a different address by giving the other parties notice as aforesaid.

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     3.2  Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver, unless otherwise expressly provided.

      3.3  Headings. Section and subsection headings are not to be considered
           --------
part of this Agreement and are included solely for convenience and reference and are not intended to be full or accurate descriptions of the content thereof.

      3.4  Successors and Assigns. All of the terms, provisions and obligations
           ----------------------
of this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, representatives, successors and assigns.

      3.5  Governing Law. The validity, construction and interpretation of this
           -------------
Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

      3.6  Counterparts. This Agreement may be executed simultaneously in two
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or more counterparts, each one of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      3.7  Third Parties. Nothing in this Agreement, expressed or implied,
           -------------
is intended to confer upon any person other than the parties hereto and their respective heirs, representatives, successors and assigns any rights or remedies under or by reason of this Agreement.

      3.8  Attorney's Fees. In the event any party takes legal action to enforce
           ---------------
any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses (including, but not limited to, attorneys' fees and costs) incurred in such action.

     3.9  Further Assurances. Each party hereto shall, from time to time at and
          ------------------
after the date hereof, execute and deliver such instruments, documents and assurances and take such further actions as the other parties reasonably may request to carry out the purpose and intent of this Agreement.

     3.10 Injunctive Relief. Each of the parties hereto acknowledges and agrees
          -----------------
that it would be difficult to fully compensate the other parties for damages resulting from the breach or threatened breach of any provision of this Agreement and, accordingly, that each party shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, to enforce such provisions without the necessity of proving actual damages or being required to post any bond or undertaking in connection with any such action. This provision with respect to injunctive relief shall not diminish, however, the right of any party to any other relief or to claim and recover damages.

      3.11  Consent To Jurisdiction. Each party hereto, to the fullest extent
            -----------------------
it may effectively do so under applicable law, irrevocably (i) submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum,
(iii) agrees that a judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in the courts of the United States of America or the State of California (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment and (iv) consents to process being served in any such suit, action or proceeding by mailing a copy

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thereof by registered or certified air mail, postage prepaid, return receipt requested, to the address of such party specified in or designated pursuant to
Section 3.1. Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party.

      3.12  Arbitration. Any controversy arising out of or relating to this
            -----------
Agreement or the transactions contemplated hereby shall be referred to arbitration before the American Arbitration Association strictly in accordance with the terms of this Agreement and the substantive law of the State of California. The board of arbitrators shall convene at a place mutually acceptable to the parties in the State of California and, if the place of arbitration cannot be agreed upon, arbitration shall be conducted in Los Angeles. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. No party shall institute a proceeding hereunder until that party has furnished to the other party, by registered mail, at least thirty (30) days prior written notice of its intent to do so. This
Section 3.12 shall not limit the right of any party to seek injunctive relief in the courts of the State of California or the United States of America.

     3.13  Construction. This Agreement was reviewed by legal counsel for each
           ------------
party hereto and is the product of informed negotiations between the parties hereto. If any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by the parties. Each party hereto acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.


           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first set forth above.


                                                TARRANT APPAREL GROUP



                                        By /s/ Gerard Guez
                                          -----------------------------------
                                               Authorized Representative


                                        GABRIEL MANUFACTURING COMPANY


                                        By /s/<ILLEGIBLE>
                                          -----------------------------------
                                                Authorized Representative


                                        ROCKY APPAREL, INC.

                                        By /s/<ILLEGIBLE>
                                          -----------------------------------
                                                Authorized Representative




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